                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated June 13, 1997 included in this Form 10-K, into Superior TeleCom Inc.'s previously filed Registration Statement File No. 333-16705.

Arthur Andersen LLP

Atlanta, Georgia

July 24, 1997